EXHIBIT 10.9




                            Amendment to Amended and
                           Restated Purchase Agreement



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                                                                  EXECUTION COPY


                                    AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                               PURCHASE AGREEMENT


                  THIS AMENDMENT dated as of November 30, 1998 (the "Amendment")
                                                                     ---------
to the Amended and Restated Purchase Agreement, dated as of March 31, 1998 (the "Agreement") is between LEXMARK INTERNATIONAL, INC., as originator (the
 ---------
"Originator")  and  LEXMARK  RECEIVABLES  CORPORATION,  as buyer (the  "Buyer").
 ----------                                                             -----
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

                  WHEREAS, in accordance with the provisions of Section 7.6 of the Agreement, the Originator and the Buyer wish to amend the Agreement in certain respects as provided below, and the Administrative Agent is willing to consent to such amendments upon the terms provided for herein;

                  NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

                  SECTION  1.  Amendment  to  Schedule  A to  Exhibit  K of  the
                               -------------------------------------------------
Agreement. In connection with the amendments provided for by this Amendment, the
---------
calculation of Net Purchase Price of Receivables as set forth on Schedule A hereto shall supersede the Schedule A to Exhibit K that is part of the Agreement, and from and after the date of this Amendment all references to such Schedule A to Exhibit K shall refer to the Schedule A attached to this Amendment.

                  SECTION 2.  Agreement  in Full  Force and  Effect as  Amended.
                              -------------------------------------------------
Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

                  SECTION 3. Effectiveness.  The amendments provided for by this
                             -------------
Amendment shall become effective as of the date hereof, upon receipt by the Administrative Agent of (i) counterparts of this Amendment, duly executed by each of the parties hereto, together with the consent of the Administrative Agent and (ii) notice that the conditions to effectiveness of the Amended and Restated Receivables Purchase Agreement, as amended, have been satisfied.
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                  SECTION 4. Counterparts. This Amendment may be executed in any
                             ------------
number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                  SECTION 5. Governing Law.  THIS AMENDMENT SHALL BE
                             -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       LEXMARK RECEIVABLES CORPORATION


                                       By:  /s/ Gary E. Morin
                                            --------------------------------
                                            Authorized Signatory

                                            President
                                            ---------------------------------
                                            Title

                                       LEXMARK INTERNATIONAL, INC.


                                       By:  /s/ Gary E. Morin
                                            --------------------------------
                                            Authorized Signatory

                                            Vice President and Chief Financial
                                               Officer
                                            ---------------------------------
                                            Title


Acknowledged and consented to:
November 30, 1998


MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, as Administrative Agent


By:      /s/ Robert S. Jones
         -----------------------------
         Authorized Signatory

         Vice President
         -----------------------------
         Title



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                                                                      SCHEDULE A


                        NET PURCHASE PRICE OF RECEIVABLES

A.       Outstanding Balance of new Receivables

B.       A x (12-month average Charge-off Ratio x 45 x 1.75)/360

C.       A - B

D.       (C x (Yield Rate x 45 x 1.75))/360

                  Yield Rate= LIBOR + 1.00%

E.       C - D

F.       (A x 1% x 45)/360

G.       Purchase Price of new Receivables (E - F)



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